UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2014


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

            7117 US 31 S
          Indianapolis, IN                                          46227
(Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

SECURITIES PURCHASE AGREEMENT AND SENIOR CONVERTIBLE NOTE

     On March 3, 2014 (the "Closing Date"), Stevia Corp., a Nevada corporation (the "Company"), entered into a securities purchase agreement dated as of the Closing Date (the "Purchase Agreement") with Nomis Bay Ltd., a Bermuda company ("Nomis Bay"). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) Nomis Bay shall purchase from the Company on the Closing Date a senior convertible note with an initial principal amount of $500,000 (the "Initial Convertible Note") for a purchase price of $340,000 (a 32% original issue discount) (the "Initial Purchase Price") and (ii) the Company shall have the right to require Nomis Bay to purchase from the Company on or prior to the 10th trading day after the effective date of the Registration Statement (defined below) (the "Additional Closing Date") an additional senior convertible note with an initial principal amount of $600,000 (the "Additional Convertible Note" and, together with the Initial Convertible Note, the "Convertible Notes") for a purchase price of $600,000 (the "Additional Purchase Price"). The Company shall have the right to require Nomis Bay to purchase the Additional Convertible Note on the Additional Closing Date by delivering to Nomis Bay on the effective date of the Registration Statement an irrevocable written notice that the Company has exercised its right to require Nomis Bay to purchase the Additional Convertible Note. Pursuant to the Purchase Agreement, on the Closing Date, the Company issued the Initial Convertible Note to Nomis Bay.

     $60,000 of the outstanding principal amount of the Initial Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) shall be automatically extinguished (without any cash payment by the Company) if (i) the Company has properly filed the Registration Statement with the Securities and Exchange Commission ("SEC") on or prior to the Filing Deadline (defined below) covering the resale by Nomis Bay of the shares of Common Stock issued or issuable upon conversion of the Convertible Notes and
(ii) no event of default or an event that with the passage of time or giving of notice would constitute an event of default has occurred on or prior to such date. Moreover, $100,000 of the outstanding principal amount of the Initial Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) shall be automatically extinguished (without any cash payment by the Company) if (i) the Company has filed the Registration Statement with the SEC that has been declared effective by the SEC on or prior to the Effectiveness Deadline (defined below) and the prospectus contained therein is available for use by Nomis Bay for the resale by Nomis Bay of the shares of Common Stock issued or issuable upon conversion of the Convertible Notes and (ii) no event of default or an event that with the passage of time or giving of notice would constitute an event of default has occurred on or prior to such date.

     The Initial Convertible Note matures on December 27, 2014 (subject to extension as provided in the Initial Convertible Note) and, in addition to the 32% original issue discount, accrues interest at the rate of 8% per annum. If issued, the Additional Convertible Note will mature on the date that is the 10-month anniversary of the date of issuance of the Additional Convertible Note (subject to extension as provided in the Initial Convertible Note) and will accrue interest at the rate of 8% per annum. The Initial Convertible Note is convertible at any time, in whole or in part, at Nomis Bay's option into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a conversion price equal to the lesser of (i) the product of (x) the arithmetic average of the lowest three (3) volume weighted average prices of the Common Stock during the 10 consecutive trading days ending and including the trading day immediately preceding the applicable conversion date and (y) 40% (the "Variable Conversion Price"), and (ii) $0.30 (as adjusted for stock splits, stock dividends, stock combinations or other similar transactions). If issued, the Additional Convertible Note will be convertible at any time, in whole or in part, at Nomis Bay's option into shares of Common Stock at a conversion price

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that will be equal to the lesser of (i) the Variable Conversion Price and (ii)
$0.30 (as adjusted for stock splits, stock dividends, stock combinations or other similar transactions). At no time will Nomis Bay be entitled to convert any portion of the Convertible Notes to the extent that after such conversion, Nomis Bay (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date.

     The Initial Convertible Note includes and, if issued, the Additional Convertible Note will include, customary Event of Default provisions. The Initial Convertible Note provides and, if issued, the Additional Convertible Note will provide for a default interest rate of 18%. Upon the occurrence of an Event of Default, Nomis Bay may require the Company to pay in cash the "Event of Default Redemption Price" which is defined in the Convertible Notes to mean the greater of (i) the product of (A) the amount to be redeemed multiplied by (B) 140% (or 100% if an insolvency related event of default) and (ii) the product of
(X) the conversion price in effect at that time multiplied by (Y) the product of
(1) 140% (or 100% if an insolvency related event of default) multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment required to be made under this provision.

     The Company has the right at any time to redeem all, but not less than all, of the total outstanding amount then remaining under the Initial Convertible Note and/or the Additional Convertible Note in cash at a price equal to 140% of the total amount of such Convertible Note then outstanding.

     The Company agreed to pay up to $40,000 of reasonable attorneys' fees and expenses incurred by Nomis Bay in connection with the transaction, which shall be withheld by Nomis Bay from the Initial Purchase Price for the Initial Convertible Note. An additional $20,400 shall be withheld by Nomis Bay from the Initial Purchase Price for the Initial Convertible Note and shall be paid directly to Garden State Securities for its services in acting as placement agent in connection with the transaction. Moreover, $36,000 shall be withheld by Nomis Bay from the Additional Purchase Price paid for the Additional Convertible Note, as applicable, and shall be paid directly to Garden State Securities for its services in acting as placement agent in connection with the transaction. The Company also agreed to issue warrants to purchase up to 90,667 shares of Common Stock at an exercise price of $0.30 per share to Garden State Securities for its services in acting as placement agent in connection with the transaction.

     The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Purchase Agreement also provides for indemnification of Nomis Bay and its affiliates in the event that Nomis Bay incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

     The issuance of the Initial Convertible Note to Nomis Bay under the Purchase Agreement were, and, if issued, the issuance of the Additional Convertible Note to Nomis Bay under the Purchase Agreement will be, exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act ("Regulation D"). The Company made this determination based on the representations of Nomis Bay in the Purchase Agreement that Nomis Bay is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

     This Current Report on Form 8-K (this "Report") is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the

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United States of America absent registration or an exemption from registration under the Securities Act.

REGISTRATION RIGHTS AGREEMENT

     In connection with the execution of the Purchase Agreement, on the Closing Date, the Company and Nomis Bay also entered into a registration rights agreement dated as of the Closing Date (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement ("Registration Statement") with the SEC to register the resale of 24,602,792 shares of Common Stock (representing one-third of the number of shares of Common Stock held by non-affiliates of the Company) into which the Convertible Notes may be converted, on or prior to the 45th calendar day after the Closing Date (the "Filing Deadline") and have it declared effective at the earlier of (i) the 120th calendar day after the Closing Date and (ii) the fifth business day after the date the Company is notified by the SEC that such Registration Statement will not be reviewed or will not be subject to further review (the "Effectiveness Deadline").

     If at any time all of the shares of Common Stock underlying the Convertible Notes are not covered by the initial Registration Statement, the Company has agreed to file with the SEC one or more additional Registration Statements so as to cover all of the shares of Common Stock underlying the Convertible Notes not covered by such initial Registration Statement, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional Registration Statements as provided in the Registration Rights Agreement.

     The Company also agreed, among other things, to indemnify Nomis Bay from certain liabilities and fees and expenses of Nomis Bay incident to the Company's obligations under the Registration Rights Agreement, including certain liabilities under the Securities. Nomis Bay has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities that may be based upon written information furnished by Nomis Bay to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement, including certain liabilities under the Securities Act.

     The foregoing descriptions of the Purchase Agreement, the Convertible Notes and the Registration Rights Agreement are qualified in their entirety by reference to the provisions of the form of Convertible Note, the Purchase Agreement, and the Registration Rights Agreement filed as exhibits 4.1, 10.1 and
10.2 to this Report, respectively, which are incorporated herein by reference.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

HANOVER TRANSACTION

     The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

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SUPPLEMENTAL WARRANT

     On February 20, 2014, in consideration for Cranshire Capital Master Fund, Ltd.'s ("Cranshire") immediate cash exercise of an outstanding warrant to purchase common stock of the Company, the Company agreed to issue Cranshire an additional warrant to purchase 683,202 shares of common stock (the "Supplemental Warrant"). The issuance of the Supplemental Warrant was conducted in reliance upon Regulation D of the Securities Act to investors who are "accredited investors," as such term is defined in Rule 501(a) under the Securities Act.

RESTRICTED STOCK AWARDS

     On February 26, 2014, the Company issued an aggregate of 28,300,000 shares of common stock pursuant to restricted stock award agreements to employees and consultants of the Company for services rendered (the "Restricted Shares"). 20,000,000 of the Restricted Shares were issued to George Blankenbaker, the Company's President and director; 4,000,000 of such shares vest at the time of issuance and the remainder vest over the following four years in equal annual installments. 3,000,000 of the shares were issued to Growers Synergy Pte Ltd., a corporation organized under the laws of Singapore ("Growers Synergy"), all of which were fully vested at the time of issuance. Mr. Blankenbaker is the managing director of Growers Synergy and Growers Fresh Pte Ltd ("Growers Fresh) owns a 51% interest in Growers Synergy and Mr. Blankenbaker controls a 49% interest in Growers Fresh. Thomas Ong, a director of the Company is a director of Growers Synergy and is also a 25% shareholder of Agriventure Pte Ltd., which is a 49% shareholder of Growers Synergy. The issuance of the Restricted Stock was conducted in reliance upon Regulation D of the Securities Act to investors who are "accredited investors," as such term is defined in Rule 501(a) under the Securities Act and Regulation S of the Securities Act, in offshore transactions (as defined in Rule 902 under Regulation S of the Securities Act).

ACCOUNTS PAYABLE CONVERSION

     On February 26, 2014, the Company agreed to convert an aggregate of approximately $893,579.93 of advances for working capital received from George Blankenbaker, the Company's President and director, and entities affiliated with Mr. Blankenbaker, into an aggregate of 16,744,682 shares of common stock at a deemed fair market value of $0.053365 per share. The issuance was conducted in reliance upon Regulation D of the Securities Act to investors who are "accredited investors," as such term is defined in Rule 501(a) under the Securities Act.

WARRANT EXERCISES

     On August 1, 2012, the Company issued to Cranshire a warrant to purchase an aggregate of 213,334 shares of the Company's common stock at an exercise price of $0.6405 with a term of 5 years (the "Cranshire Warrant"). On May 1, 2013, the Company issued to Anson Investments Master Fund LP ("Anson"), three warrants to purchase 1,877,333, 1,066,666 and 2,346,666 shares respectively, at exercise prices of $0.20, $0.25 and $0.25 respectively (the "Anson Warrants" and together with the Cranshire Warrants, the "Investor Warrants"). The Investor Warrants each contained certain adjustment provisions in the event the Company undertook subsequent stock issuances at a price per share less than the exercise price of the Investor Warrants. As of February 20, 2014, as a result of dilutive issuances, the Investor Warrants were each adjusted to an exercise price of $0.053365. As of February 20, 2014, the Cranshire Warrant is exercisable for an aggregate of 2,560,486 shares and the Anson Warrants are exercisable for an aggregate of 7,035,820, 4,997,029 and 10,993,469 shares respectively. As of February 28, 2014 Cranshire had exercised an aggregate of 683,202 shares pursuant to the Cranshire Warrant and Anson had exercised an aggregate of 3,540,659 shares pursuant to the Anson Warrants.

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ITEM 8.01 OTHER EVENTS

     On March 4, 2014, the Company issued a press release announcing the issuance of the Initial Convertible Note to Hanover, a copy of which is attached to this Report as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

4.1  Form of Senior Convertible Note.

10.1 Securities Purchase Agreement, dated as of March 3, 2014, by and between Nomis Bay Ltd. and Stevia Corp.

10.2 Registration Rights Agreement, dated as of March 3, 2014, by and between Nomis Bay Ltd. and Stevia Corp.

99.1 Press Release dated March 4, 2014.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2014                     STEVIA CORP.


                                        By: /s/ George Blankenbaker
                                           -------------------------------------
                                           George Blankenbaker
                                           President


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